UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23575

                                             KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

            30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

                                             New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Nicole Simon, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KKR Real Estate Select Trust Inc.

Annual Report

December 31, 2021

Real Estate Select Trust Inc.	December 31, 2021

KKR Real Estate Select Trust Inc. (the “Fund”) publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-844-8655; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S DIRECTORS

The Fund’s Statement of Additional Information includes information about the Fund’s Directors and are available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

Dear KREST Investors,

Key Highlights

Attractive Performance[i]

26.1%

2021 Net Total Return

(Class I)

5.2%

Net Distribution Rateii

(Class I)

20.8%

Annualized Net Total Return

Since Inceptioniii

(Class I)

Robust Portfolio

$710.7M

Net Asset Value

32

Individual Property

Investmentsiv

Thank you for your support of KKR Real Estate Select Trust Inc. (“KREST”). As we reflect on 2021 and look to the year ahead, we are proud of KREST’s performance to date and believe our well-diversified portfolio of high-quality, income-oriented commercial real estate positions us well for 2022.

We designed KREST to improve upon the real estate investment opportunities available to individual investors through both KREST’s portfolio construction and its differentiated structure. We aimed to combine the benefits of investing in real estate – inflation protection, growth potential, depreciation tax benefits, and hard asset backing – with the high income, low volatility, and defensive nature of traditional fixed income. KREST also was designed to offer attractive structural features such as 1099 tax reporting, daily subscriptions, quarterly liquidity and a daily NAV. We believe that we delivered on these objectives in 2021.

Since accepting our first investor subscriptions in July 2021, we have scaled and diversified the portfolio to $710.7 million of net asset value across 32 individual property investments (as of December 31, 2021), adding attractive exposure across all three of our strategy pillars of thematically-driven stabilized real estate, prime single tenant, and private real estate debt and preferred equity (real estate credit), and in both domestic and international markets. We achieved this growth while delivering investors a 26.1% net total return for 2021 (Class I)i as well as a 5.2% net distribution rate (Class I).ii We are incredibly proud of how KREST’s portfolio exemplifies the “One-KKR” approach that we believe provides KREST with a differentiated angle to source, underwrite and manage investments by leveraging the shared relationships, resources and thematic convictions of the KKR Real Estate Group and KKR as a whole, across investment businesses and KKR’s leading global macro team.

KREST’s diversified and flexible strategy is intended to perform through varied market environments, and we believe that KREST is well positioned as we look ahead to 2022 and seek to build upon KREST’s 2021 results. A confluence of pandemic relief spending, expansionary monetary policy and widespread vaccinations propelled economic growth and financial markets in 2021. Commercial real estate cap rates declined 59 basis points over the course of the year, led by the industrial and apartment sectors, resulting in higher real estate valuations.v While KREST benefitted from cap rate compression across property sectors, KREST’s industrial holdings were particularly impactful for 2021 performance, as the industrial sector experienced robust rent growth and property value appreciation. However, we believe 2022 will present a more challenging environment for investors. Elevated inflation, rising yields, and higher volatility are likely to put pressure on risk assets. We believe this macroeconomic backdrop is supportive for collateral-based asset classes such as private real estate, and for KREST in particular with its thematically-driven, balanced investment approach focusing on high-quality, income-generating real estate.

Each of KREST’s three primary strategy pillars contributes to a diversified exposure that is intended to provide resilient and growing yield through the potential next phase of the economic cycle and to support both income and values over the long-term. Across sectors and strategies, we look to invest into markets that are seeing rent growth and property value appreciation, targeting innovative cities with population growth and job growth. Within KREST’s stabilized real estate strategy, we intend to continue to emphasize residential and industrial opportunities, which together currently represent 85% of KREST’s stabilized real estate investments, while making targeted investments in additional property sectors that exhibit both resiliency and growth potential, such as our recent acquisition of a portfolio of well-leased medical office buildings. KREST’s prime single tenant strategy provides high visibility of yield, backed by large investment grade tenants with annual contractual income growth, as well as the long-term inflation protection benefit of exposure to well-located trophy real estate and long-term leases with rent escalators. We continue to believe real estate credit provides for increased portfolio diversification and yield with downside protection in a more senior portion of the capital stack. We believe our focus on originating floating-rate

As of December 31, 2021, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	1

loans provides upside to our returns in a rising rate environment. KREST’s real estate credit strategy also includes a modest allocation to securities, cash and other short-term investments, held primarily for liquidity management purposes, which we expect will help support KREST’s share repurchase plan over time.vi We will continue to leverage our integrated real estate debt and equity teams and KKR’s one-firm approach to tactically scale KREST’s portfolio in high-quality assets.

We look forward to the year ahead, appreciate your continued trust, and are excited to build upon KREST’s 2021 results as we look to expand our portfolio and seek to deliver high-quality income.

Sincerely,

Ralph Rosenberg	Billy Butcher	Michael Whyte
Chairman of the Board	Chief Executive Officer & President	Chief Operating Officer

Portfolio Snapshot

Property Sectorvii,viii	Geographyvii	Investment Strategy

All figures as of December 31, 2021 based on market value. Percentages may not sum to 100% due to rounding

Select Investments

Stabilized Real Estate	Prime Single Tenant	Real Estate Debt

Rickenbacker Logistics Park	HQ @ First	NEMA Chicago

Columbus, OH	North San Jose, CA	Chicago, IL

● Two 2021-vintage Class-A industrial assets totaling 1.1 million square feet ● 100% leased to two investment-grade tenants with a 9-year remaining lease term	● 604,000 square-foot, 2010-vintage trophy office campus with LEED Gold certification and 13-year remaining lease term ● 100% leased to an investment-grade, publicly-traded technology company	● Mezzanine loan to refinance a 76-story, 800-unit, Class-A+, ultra-luxury apartment building within the South Loop submarket of Chicago, IL

As of December 31, 2021, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	2

NOTES

All figures are approximate and as of December 31, 2021, unless otherwise indicated. The terms “we”, “us” and “our” refer to KREST with reference to portfolio and performance data. In all other instances, including with respect to current and forward-looking views and opinions of the market and KREST’s portfolio and performance positioning, as well as the experience of KREST’s management team, these terms refer to KREST’s adviser, KKR Registered Advisor LLC, which is part of the real estate group of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”), a leading global investment firm.

Certain information contained in this material constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction” or the negative versions of these words or other comparable words thereof. These may include KREST’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions, statements regarding future performance, and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. KREST believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or KREST’s prospectus and other filings). Except as otherwise required by federal securities laws, KREST undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

i Past performance does not guarantee future results. There can be no guarantee that current trends will continue. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost and current performance may be lower or higher than the performance data quoted. Fund Performance does not reflect the impact of any Fund borrowings.

ii Reflects the annualized distribution divided by net asset value per share as of the date stated. KREST intends to make distributions necessary to maintain its qualification as a real estate investment trust. However, there is no assurance that we will pay distributions in any particular amount, if at all. Any distributions we make will be at the discretion of our board of directors. KREST may pay distributions from sources other than cash flow from operations, including without limitations, the sale of assets, borrowings, return of capital or offering proceeds. The Class U annualized net distribution rate is 4.35%.

iii Performance since inception through date indicated. Class I inception date is July 2, 2020. Class U since inception performance is 13.03% (no sales load) and 10.75% (with sales load). Class U inception date is June 30, 2021.

iv Based on the real estate equity portion of the KREST portfolio.

v As of December, 31, 2021. Source: GreenStreet

vi KREST may allocate up to 20% of assets in securities, cash, cash-equivalents and other short-term investments. KREST expects to provide liquidity through tender offers, conducted quarterly, generally with a 5% cap on repurchases for any given period, at the Board’s discretion. KREST first received tender requests in December 2021, which were completed in full in January 2022. There may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by KREST at all.

vii Excludes CMBS investments and equity investment deposits.

viii “Residential” includes multifamily and other types of rental housing such as single family rental properties. As of December 31, 2021, KREST’s allocation to multifamily and single family rental properties are 4% and 2%, respectively.

As of December 31, 2021, unless otherwise noted. There can be no assurance that KREST will achieve its investment objective or avoid losses.

KREST | Annual Letter	3

Real Estate Select Trust Inc.	December 31, 2021

Performance Information (Unaudited)

Average Annual Total Returns for the Period Ended December 31, 2021

	1 year	Since Class I inception (1)	Since Class U inception (1)
KREST’s Class I	26.06%	20.78%	N/A
KREST’s Class U	N/A	N/A	13.03%
NFI - ODCE Index	21.02%	14.60%	14.56%

(1) The Fund’s registration statement for shares of its common stock, including Class I shares and Class U shares, was declared effective on May 18, 2021. Class I shares commenced operation on July 2, 2020. Class U shares commenced operations on July 1, 2021. Benchmark performance is from commencement date of each respective Class only and is not the commencement date of the benchmark itself.

The graph reflects the performance of a hypothetical $1,000,000 investment in Class I shares of the Fund for the period from inception through December 31, 2021. The performance reflected are of all classes for the period ended December 31, 2021 and are also shown in the table. Performance data for Class U shares will vary due to differences in fees and charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

The Fund intends to evaluate performance as compared to that of the NFI-ODCE. The NFI-ODCE, short for NCREIF Fund Index - Open End Diversified Core Equity is an index of investment returns reporting, on both a historical and current basis, the results of 38 open-end, commingled private funds that are pursuing, or did pursue in the case of liquidated funds, a core real estate investment strategy. The NFI-ODCE Index is capitalization-weighted and measurement is time-weighted. It is impossible to invest directly in an index.

Performance data shown represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Schedule of Investments

		Value
Real Estate Equity(a),(b) — 96.6%
Prime Single Tenant — 36.5%
KRE EI Camino Real LLC (Cost — $25,864,825)		$27,709,145
KRE HQ at First LLC (Cost — $142,562,261)		147,571,526
KREST 300 Pine Member LLC (Cost — $79,953,661)		83,850,641

Total Prime Single Tenant (Cost — $248,380,747)		259,131,312

Stabilized Real Estate — 60.1%
AIP-PMR Industrial 3-Pack LP (Cost — $59,330,151)		96,622,739
KRE B House Venture LLC (Cost — $24,070,807)		25,915,124
KRE BT Venture LP (Cost — $14,809,307)		14,822,307
KRE Lambert Farms LLC (Cost — $36,427,355)		36,879,084
KRE Rickenbacker LLC (Cost — $46,471,665)		49,113,301
KRE S Core MOB Holdings LLC (Cost — $65,318,672)		65,601,009
KRE Summerville LLC (Cost — $38,651,298)		38,683,705
KRE Veterans LLC (Cost — $56,007,800)		56,008,053
LB Professional Investor’s Real Estate Investment Trust No. 11 (South Korea) (Cost — $41,876,424)		43,712,279

Total Stabilized Real Estate (Cost — $382,963,479)		427,357,601

Total Real Estate Equity (Cost — $631,344,226)		686,488,913

	Principal Amount
Real Estate Debt — 15.0%
Investments in Real Estate Loans(a) —9.1%
S Loop Chicago Mezzanine II, LLC, 8.202% (US 1M LIBOR + 8.100%), 8/26/2026 (c) (Cost — $64,354,197)	65,000,000	65,000,000

Total Investments in Real Estate Loans (Cost — $64,354,197)		65,000,000

Real Estate Securities —5.9%
Commercial Mortgage-backed Securities —5.9%
BX Commercial Mortgage Trust 2021-XL2 J, 4.000% (US 1M LIBOR + 3.890%), 10/15/2038 (c)(d) (Cost — $19,901,803)	20,000,000	19,943,322
LUXE Trust 2021-MLBH G, 3.860% (US 1M LIBOR + 3.750%), 11/15/2038 (c)(d) (Cost — $10,000,000)	10,000,000	10,017,755
OPG 2021-PORT J, 3.456% (US 1M LIBOR + 3.346%), 10/15/2036 (c)(d) (Cost — $11,970,609)	12,000,000	11,836,110

Total Commercial Mortgage-backed Securities (Cost — $41,872,412)		41,797,187

Total Real Estate Debt (Cost — $106,226,609)		106,797,187

Total Investments — 111.6% (Cost — $737,570,835)		793,286,100

Liabilities in Excess of Other Assets — (11.6)%		(82,573,070)

Total Net Assets Applicable to Common Stockholders — 100.0%		$710,713,030

(a)	Level 3 assets (Note 3).
(b)

Affiliated investments. All of the Fund’s investments in real estate equity are joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. The Fund’s current economic interest in such joint ventures range from 50% to 99.5%. In these arrangements the Fund is subject to shared control arrangements where the consents of both the Fund and the joint venture party are required for all material decisions.

(c)	Variable rate investments. Coupon rate, reference index and spread shown at December 31, 2021.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2021 these securities amounted to $41,797,187 or 5.9% of net assets.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	29,183,078	KRW	34,377,666,350	SCB	12/07/2026	$ 218,744

Abbreviation:
1M LIBOR	-	One-month London Interbank Offered Rate
KRW	-	Korean Won
SCB	-	Standard Chartered Bank
USD	-	United States Dollar

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Statement of Assets and Liabilities

Assets
Investments, at fair value (cost $737,570,835)	$793,286,100
Cash	12,482,613
Foreign Currency, at value (cost $2,494)	2,482
Deferred offering costs	724,345
Deferred financing cost	3,799,459
Dividend and interest receivable	415,527
Due from Adviser	6,065,830
Forward foreign currency contracts	218,744
Prepaid expenses	329,885
Receivable for Fund shares sold	100,483,075

Total Assets	$917,808,060

Liabilities
Revolving credit facility	$197,000,000
Due to Adviser	5,022,040
Distributions payable to Common Stockholders	1,978,680
Incentive fee payable	1,060,875
Legal fees payable	338,846
Audit and tax fees payable	321,300
Offering costs payable	249,912
Organizational costs payable	225,939
Interest payable	219,860
Distribution and servicing fees payable	193,267
Administration and custody fees payable	140,495
Directors’ fees payable	86,497
Other accrued expenses	257,319

Total Liabilities	$207,095,030

Net Assets Applicable to Common Stockholders	$710,713,030

Net Assets Applicable to Common Stockholders:
Capital stock, $0.001 par value	$24,098
Paid-in capital ($0.001 par value, 500 million shares authorized)	640,860,950
Total distributable earnings (loss)	69,827,982

Total Net Assets Applicable to Common Stockholders	$710,713,030

Net Assets:
Class I : Net Asset Value per share ($340,122,563 / 11,532,380 shares outstanding)	$29.49

Class U : Net Asset Value per share ($370,590,467 / 12,565,681 shares outstanding)	$29.49

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Statement of Operations

For the Year Ended December 31, 2021

Investment Income
Dividend income	$18,221,686
Interest income	41,526

Total Investment Income	18,263,212

Expenses
Advisory fees	2,920,497
Interest expense	1,356,398
Legal fees	1,519,165
Administration and custody fees	672,357
Directors’ fees	396,332
Audit and tax fees	305,000
Transfer agent fees	135,200
Insurance	297,591
Deferred offering costs	1,258,693
Organizational expenses	335,845
Distribution and servicing fees (Class U Shares)	560,897
Incentive fees	1,844,067
Other expenses	398,435

Total expenses	12,000,477

Less: Fees waived by the Adviser	(2,920,497)
Less: Expenses reimbursed by the Adviser	(3,698,763)

Net Expenses	5,381,217

Net Investment Income	12,881,995

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) From:
Investments	2,906
Foreign currency transactions	(173,934)

Net Realized Loss	(171,028)

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	53,600,896
Forward foreign currency contracts	218,744
Foreign currency transactions	(567)

Change in Net Unrealized Appreciation	53,819,073

Net Realized and Unrealized Gain on Investments	53,648,045

Distributions from net income paid to Series A Cumulative Preferred Stockholders	(25,707)

Increase in Net Assets Applicable to Common Stockholders from operations	$66,504,333

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Statements of Changes in Net Assets

	For the Year ended December 31, 2021	For the Period Ended December 31, 2020(1)
Operations:
Net Investment Income	$12,881,995	$1,198,635
Net realized gain/(loss)	(171,028)	10,646
Change in net unrealized appreciation	53,819,073	2,114,368
Distributions from net income paid to Series A Cumulative Preferred Stockholders	(25,707)	—

Increase in Net Assets Applicable to Common Stockholders from Operations	66,504,333	3,323,649

Distributions to Common Stockholders:
Distributions to Class I(2)	(23,136,346)	—
Distributions to Class U(2),(3)	(3,037,715)	—

Decrease in Net Assets from Distributions to Common Stockholders	(26,174,061)	—

Fund Share Transactions
Net proceeds from sale of shares	579,108,424	85,539,517
Reinvestment of distributions	2,411,168	—

Increase in Net Assets from Fund Share Transactions	581,519,592	85,539,517

Increase in Net Assets Applicable to Common Stockholders	621,849,864	88,863,166

Net Assets Applicable to Common Stockholders:
Beginning of period	88,863,166	—
End of period	$710,713,030	$88,863,166

(1)	The Fund commenced operations on July 2, 2020.
(2)

Taxed as a return of capital. The characterization of the amounts of dividends and distributions of net investment income are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(3)	Class U Shares were seeded on June 30, 2021. Commencement of operations began on July 1, 2021.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2021

Cash Flows from Operating Activities:(1)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$66,504,333
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of real estate investments and portfolio securities	(751,808,528)
Proceeds from disposition of real estate investments and portfolio securities	99,477,101
Net accretion and amortization of discount/premium on investment securities	(41,526)
(Increase) decrease in dividends and interest receivable	(415,527)
(Increase) decrease in receivable due from Adviser	(3,698,764)
(Increase) decrease in receivable for deferred offering costs	419,620
(Increase) decrease in receivable for deferred financing costs	(3,799,459)
(Increase) decrease in other assets	439,622
(Increase) decrease in prepaid expenses	(329,885)
Increase (decrease) in payable due to Adviser	5,022,040
Increase (decrease) in administration and custody fees payable	870
Increase (decrease) in shareholder reporting payable	(20,000)
Increase (decrease) in incentive fee payable	1,060,875
Increase (decrease) in director’s fees payable	(103,913)
Increase (decrease) in legal fees payable	203,846
Increase (decrease) in interest payable	219,860
Increase (decrease) in audit and tax fees payable	76,301
Increase (decrease) in organizational costs payable	(1,440,911)
Increase (decrease) in offering costs payable	(894,053)
Increase (decrease) in distribution and servicing fees	193,267
Increase (decrease) in other expenses payable	136,258
Change in net unrealized (appreciation) depreciation on investments	(53,600,896)
Change in net unrealized (appreciation) depreciation on forward foreign currency contract	(218,744)
Net realized (gain) loss on investment security transactions	(2,906)

Net cash and foreign currency provided by (used in) operating activities	(642,621,119)

Cash Flows from Financing Activities
Proceeds from revolving credit facility	598,390,000
Repayment of revolving credit facility	(401,390,000)
Proceeds from sale of common stock	478,625,349
Proceeds from issuance of Series A Cumulative Preferred Stock	125,000
Repayment from redemption of Series A Cumulative Preferred Stock	(125,000)
Payment of dividends and distributions to common stockholders	(21,784,213)

Net cash and foreign currency provided by (used in) financing activities	653,841,136

Net Increase (Decrease) in Cash and Foreign Currency	11,220,017

Cash and Foreign Currency:
Beginning of year	1,265,078

End of year	$12,485,095

(1) Interest expense paid by the Fund was $1,048,250

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Financial Highlights
	For the Year ended December 31, 2021	For the Period from July 2, 2020(1) to December 31, 2020
Class I Shares
Per Share Operating Performance(2)
Net asset value, beginning of year	$26.32	$25.00

Income from operations:
Net investment income	1.37	0.35
Net realized and unrealized gain	5.09	0.97

Total income from operations	6.46	1.32
Less distributions(3):	(3.29)	–

Net asset value, end of year	$29.49	$26.32

Total return(4)	26.06%	5.29%
Ratio to average net assets
Expenses, before waivers(5)	4.09%	8.35%
Expenses, after waivers(5)	1.67%	0.50%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(5)	0.50%	0.50%
Net investment income(5)	4.91%	3.97%
Supplemental data
Net assets, end of year	$340,122,563	$88,863,166
Portfolio turnover rate(6)	32.00%	0.77%

(1)	Class I Shares commenced operations on July 2, 2020.
(2)	Per share calculations were performed using the average shares outstanding for the period.
(3)	Taxed as a return of capital.
(4)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 4 for a discussion of the timing of management and incentive fees as well as the Expense Limitation Agreement.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Consolidated Financial Highlights
For the Period from July 1, 2021(1) to December 31, 2021
Class U Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$26.71

Income from operations:
Net investment income	0.54
Net realized and unrealized gain	2.90

Total income from operations	3.44
Less distributions(3):	(0.66)

Net asset value, end of period	$29.49

Total return(4)	13.03%
Ratio to average net assets
Expenses, before waivers(5)	5.10%
Expenses, after waivers(5)	2.81%
Expenses, after waivers and excluding expenses outside the Expense Limitation Agreement(5)	0.50%
Net investment income(5)	3.77%
Supplemental data
Net assets, end of period	$370,590,467
Portfolio turnover rate(6)	32.00%

(1)	Class U Shares commenced operations on July 1, 2021.
(2)	Per share calculations were performed using the average shares outstanding for the period.
(3)	Taxed as a return of capital.
(4)

Total return and Portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(5)	Periods less than one year are annualized. Please refer to Note 4 for a discussion of the timing of management and incentive fees as well as the Expense Limitation Agreement.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Real Estate Select Trust Inc.	December 31, 2021

Notes to Consolidated Financial Statements

1. Organization

KKR Real Estate Select Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that intends to continuously offer its shares of common stock. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s Board of Directors (the “Board”) authorized 500 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to provide attractive current income with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of real estate, including in the form of property investments and real estate-related debt interests and to a lesser extent in traded real estate-related securities.

KKR Registered Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund entered into an investment advisory agreement (the “Advisory Agreement”) with KKR Registered Advisor LLC on May 18, 2021, following Board approval on July 29, 2020.

As of December 31, 2021, the Fund had 11,532,380 shares of Class I Shares and 12,565,681 Shares of Class U shares outstanding. As of December 31, 2021 and 2020, respectively, an affiliate of the Adviser owned 5,991,283 and 3,375,999 shares of Class I common stock of the Fund.

On January 27, 2021, the Fund completed a private placement of 125 shares of 12.00% Cumulative Preferred Stock (the “Preferred Stock”) for aggregate gross proceeds of $125,000. On December 13, 2021, the Fund redeemed all of its Preferred Stock at par plus a 10% redemption premium. At December 31, 2021 the Fund had no Preferred Stock outstanding.

2. Summary of Significant Accounting Policies

Basis of Presentation — The Fund is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies (“ASC 946”). The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), using the specialized guidance in ASC 946, and are stated in United States (“U.S.”) dollars. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates. The Fund owns and plans to continue to own all or substantially all of its property investments through a wholly-owned operating partnership. These financial statements are consolidated financial statements of the Fund and its wholly-owned operating partnership. All intercompany transactions have been eliminated in consolidation.

Valuation of Investments — The Board of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility for ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser, subject to the Board’s oversight.

Investments are stated at fair value in a manner consistent with GAAP. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Real Estate Select Trust Inc.	December 31, 2021

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are the amount of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Independent Valuation Adviser

The Board, including a majority of independent directors, has appointed an independent valuation adviser (“Independent Valuation Adviser”) to provide valuation services to the Fund. The Independent Valuation Adviser, subject to the oversight of the Adviser and the Board, is responsible for coordinating third party appraisals of the Fund’s underlying investments in real properties (including investments held through unconsolidated subsidiaries) and providing valuations and appraisal of the Fund’s underlying investments in real properties and debt investments for which there are not reliable readily available market quotations.

Private commercial real estate

The Fund’s investments in real estate ventures are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The Adviser expects the primary methodology used to value the Fund’s underlying real properties owned by the Fund’s real estate ventures will be the income approach, whereby value is derived by determining the present value of an asset’s expected stream of future cash flows. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate evidence. Fair value using the income approach is generally assessed at regular intervals and also in response to material, unbudgeted non-recurring income and expense

Real Estate Select Trust Inc.	December 31, 2021

events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to such property when the Adviser becomes aware of such events and the relevant information is available. Ongoing adjustments to the fair value derived using the income approach are also made to reflect (1) the accrual of income by the Fund’s investment in real estate ventures on the basis of data extracted from the annual budget for such property and (2) the calculated change in fair value resulting from the application of the income approach as of the next regular future valuation date recognized on straight-line basis through such date.

Each asset is appraised by a third-party appraiser other than the Independent Valuation Adviser at least once per year and are valued by the Independent Valuation Adviser the remaining months of the year.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.

Share Class Accounting — The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or foreign cash is presented in the Consolidated Statement of Cash Flows. Cash and foreign cash includes cash and foreign cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended December 31, 2021, the Fund had no restricted cash presented on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Income from Underlying Investments — Distributions made to the Fund by the underlying investments in which the Fund invests may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the underlying investment into the following categories: dividend income, long-term capital gains, and return of capital.

Financing costs — Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. For the year ended December 31, 2021, financing costs incurred by the Fund in connection with its credit agreements were $3,887,454.

Organization and Offering Costs — Organization costs are expensed as incurred. Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs will be reimbursed by the Adviser, subject to potential recoupment as described in Note 4. For the year ended December 31, 2021, the Fund incurred organization costs of $335,845.

Offering costs include registration fees and legal fees regarding the preparation of the Fund’s initial registration statement. Offering costs were deferred until an offering to third party stockholders occurred and are amortized straight line over a 12 month period from May 2021. The total amount of the offering costs incurred by the Fund was $1,258,693 for the year ended December 31, 2021.

Real Estate Select Trust Inc.	December 31, 2021

Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares of common stock, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to stockholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

Other Information — The Fund believes the estimates and assumptions underlying these consolidated financial statements are reasonable and supportable based on the information available as of December 31, 2021, however, uncertainty over the ultimate impact COVID will have on the global economy generally, and the Fund’s business in particular, makes any estimates and assumptions as of December 31, 2021 inherently less certain than they would be absent the current and potential impacts of COVID. Actual results may ultimately differ materially from those estimates.

Certain events particular to each real estate market in which the Fund’s existing investments conduct their operations, as well as general economic, political, and geographic conditions, may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Fund’s control and cannot be predicted with certainty.

Commercial mortgage-backed securities

Commercial mortgage-backed securities (“CMBS”) are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

The valuations for CMBS are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker.

Real Estate loans

The Fund currently holds mezzanine loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Real Estate Select Trust Inc.	December 31, 2021

3. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of December 31, 2021, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Assets
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Observable Inputs (Level 3)	Total
Investments:†
Investments in Private Real Estate Equity	$—	$—	$686,488,913	$686,488,913
Investments in Real Estate Loans	—	—	65,000,000	65,000,000
Commercial Mortgage-backed Securities	—	41,797,187	—	41,797,187

Total Investments	$—	$41,797,187	$751,488,913	$793,286,100

Derivatives:

Forward Foreign Currency Contracts	$—	$218,744	$—	$218,744

† See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Private Real Estate Equity	Investments in Real Estate Loans	Total
Balance as of December 31, 2020	$87,309,345	$–	$87,309,345
Purchases	622,768,544	64,315,000	687,083,544
Sales	(76,619,295)	–	(76,619,295)
Accrued premiums/(discounts)	–	39,197	39,197
Net change in unrealized appreciation/(depreciation)	53,030,319	645,803	53,676,122

Balance as of December 31, 2021	$686,488,913	$65,000,000	$751,488,913

Net change in appreciation/(depreciation) on investments held at December 31, 2021	$53,030,319	$645,803	$53,676,122

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input(s)	Range of Values	Impact to Valuation from an Increase in Input
Investments in Private Real Estate Equity(1):	$511,373,839	Discounted Cash Flow	Discount Rate	5.25%-6.50%	Decrease
			Exit Capitalization Rate	4.10%-5.63%	Decrease

Investments in Real Estate Loans	$65,000,000	Yield Method	Credit Spread	8.10%	Decrease

(1) As of December 31, 2021, recently closed Fund investments with an aggregate fair value of $175,115,074, categorized within Level 3, were based on the transaction price approach.

Real Estate Select Trust Inc.	December 31, 2021

4. Investments

Below is a summary of the latest available financial information for the Fund’s unconsolidated significant subsidiaries as of December 31, 2021. The values below represent a 100% share of the unconsolidated significant subsidiaries, including any portion not owned by the Fund. Each of the Fund’s significant subsidiaries is a real estate operating venture that uses historical cost based accounting whereby real properties are initially capitalized at cost and subject to a depreciation charge over time. As of December 31, 2021, the real estate properties reflected below at a gross carrying value of $2,169,081,725 on such depreciated historical cost basis were deemed to have an equivalent estimated fair value of $2,395,157,846 under the Fund’s valuation procedures.

The Fund values its share of net equity interests in these significant subsidiaries at fair value. At December 31, 2021, the estimated fair value of the Fund’s net equity interest in these significant subsidiaries was $686,488,913.

As of December 31, 2021
Balance Sheet:
Assets:
Real estate properties	$2,169,081,725
Cash	43,500,216
Other assets	203,936,381

Total assets	2,416,518,322

Liabilities and equity:
Financing secured by properties	1,628,077,336
Other liabilities	90,173,449

Total liabilities	1,718,250,785

Equity	698,267,537

Total liabilities and equity	$2,416,518,322

For the year ended December 31, 2021
Income statement:
Revenue	$79,985,332
Expenses	(76,934,715)

Net income (loss)	$3,050,617

5. Forward foreign currency contracts

The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Real Estate Select Trust Inc.	December 31, 2021

At December, 31, 2021, the fair value of forward foreign currency contracts was $218,744. This is located on the Consolidated Statement of Assets and Liabilities under Forward foreign currency contracts. For the year ended December 31, 2021, the change in net unrealized appreciation on forward foreign currency contracts was $218,744. This is located on the Consolidated Statement of Operations under Forward foreign currency contracts. The primary risk exposure of forward foreign currency contracts is foreign exchange risk. For the year ended December 31, 2021, the Fund’s average monthly market value of forward foreign currency contracts sold was $2,244,852.

6. Related Party Transactions

Investment Advisory Agreement — The Board approved the Advisory Agreement on July 29, 2020. The Fund entered into the Advisory Agreement on May 18, 2021. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee at the annual rate of 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”) and a quarterly incentive fee at the annual rate of 12.5% of the Fund’s Portfolio Operating Income, as defined below. However, the Adviser voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement for the initial offering of its shares until December 31, 2021. Additionally, the Adviser has voluntarily agreed to provide a Management Fee waiver from January 1, 2022 through June 30, 2022, during which time the Adviser will receive a Management Fee at an annual rate of 0.625% of the average daily value of the Fund’s net assets. Effective July 1, 2022, the Adviser’s agreements to temporarily waive all or a portion of its Management Fee will terminate and the Adviser will receive a Management Fee at an annual rate of 1.25% of the average daily value of the Fund’s net assets.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income (as defined below) from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment writedowns on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

Under the Advisory Agreement and pursuant to exemptive relief received from the SEC, the Adviser may elect to receive all or a portion of its management and incentive fees in shares of the Fund’s common stock. For more information on the exemptive relief, refer to the Fund’s amended application for exemptive relief (File No. 812-15096-01), filed with the SEC on December 18, 2020.

During the year ended December 31, 2021, the Adviser earned and waived a Management Fee of $2,920,497 and earned an Incentive Fee of $1,844,067. During the year end December 31, 2021, the Fund issued 28,056 shares to an affiliate of the Advisor in respect of incentive fees.

Expense Limitation Agreement — The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser will waive its monthly Management Fee and/or pay, absorb or reimburse the Fund’s “Specified Expenses” (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed a 0.50% of the average daily value of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the incentive fee, (iii) the servicing fee, (iv) the distribution fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). The Fund has agreed to repay these amounts (“Reimbursement Payment”), when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three year period after the Adviser bears the expense. The Expense Limitation Agreement will be in effect through December 31, 2022, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.

As of December 31, 2021, the Adviser agreed to reimburse expenses of $3,698,763 incurred by the Fund for the year ended December 31, 2021, pursuant to the Expense Limitation Agreement. The amounts are subject to recoupment within a three year period.

Real Estate Select Trust Inc.	December 31, 2021

Administrator — KKR Fund Administration LLC (the “Administrator”) serves as the Fund’s administrator and accounting agent. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund bears all costs and expenses of its operations, administration and transactions, including, the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its duties, including the allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund. For the year ended December 31, 2021, the Administrator was paid $619,848 for these services.

The Bank of New York Mellon, serves as sub-administrator to the Fund. Under the Sub-Administration Agreement, the Sub-Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Fund’s shares of common stock, and generally managing the administrative affairs of the Fund. The Bank of New York Mellon also provides real estate administrative services to the Fund.

Distributor — Pursuant to the Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund has adopted a distribution plan for Class U shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class U shares plan, the Fund compensates the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.85% (0.60% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class U shares. Class I Shares do not incur Distribution or Servicing Fees.

Property Managers – The Fund or its real estate ventures may hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.

AIP – Alpha Industrial Properties (the “AIP Manager”) is an industrial property operating platform owned by another KKR-managed fund. The AIP Manager provides property management and asset management services to the industrial assets owned by the Fund’s unconsolidated subsidiaries for market based compensation on an arms’ length basis. The property management and asset management fees paid to the AIP Manager by the Fund’s unconsolidated subsidiaries totaled $309,107 for the year ended December 31, 2021.

Drawbridge – Drawbridge Realty Management, LLC (“Drawbridge”) is a vertically integrated platform that manages high quality net lease office assets across the United States and provides property management services to the Fund’s unconsolidated subsidiaries for prime single tenant properties on an arms’ length basis. KKR has a majority ownership interest in Drawbridge and Drawbridge is controlled by a board of managers comprised of two KKR members and two non-KKR members. The property management fees paid to Drawbridge by the Fund’s unconsolidated subsidiaries totaled $344,209 for the year ended December 31, 2021.

Debt Arrangement Fees – The Distributor provided debt arrangement services, including in connection with Fund financings and property level debt placements for certain of the Fund’s real estate ventures, resulting in aggregate fees of $4.9 million in the year ended December 31, 2021.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

Please refer to Note 8 – Fund Borrowings for a discussion of the Fund’s line of credit with an affiliate of the Adviser.

Real Estate Select Trust Inc.	December 31, 2021

7. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended December 31, 2021 were as follows:

Investments
Purchases	$751,808,528
Sales	99,477,101

8. Fund Borrowings

During December 2021, the Fund entered into a Revolving Credit Facility (the “Credit Agreement”) with Barclays Bank PLC and Wells Fargo Bank N.A. in the amount of $200,000,000. The interest rate on Benchmark Advances under the Credit Agreement is the Secured Overnight Financing Rate (“SOFR”) plus applicable margin of (a) 3.05% for borrowings in U.S. dollars or (b) 3.00% for borrowings in currencies other than U.S dollars and Sterling. The Fund pays a non-usage fee equal to 0.35% per annum on the daily unused portion of the committed line. The Credit Agreement matures on December 15, 2023, subject to extension options. At December 31, 2021, the Fund had borrowings outstanding under the Credit Agreement totaling $197,000,000. The interest rate charged at December 31, 2021 was 3.11%. Under the terms of the Credit Agreement, the Fund is subject to customary affirmative and negative covenants. As of December 31, 2021, the Fund was in compliance with all of its covenants.

The Fund has an unsecured line of credit up to a maximum amount of $200,000,000, which consists of a $50,000,000 committed unsecured line of credit and a $150,000,000 uncommitted unsecured line of credit with an affiliate of the Adviser. The line of credit has a one year term, subject to extensions, and bears interest at a fixed rate per annum equal to the Fund’s then-current borrowing rate offered by a third-party provider or, if such rate is not offered, the London Interbank Offered Rate (“LIBOR”) applicable to such loan plus 3.000%. At December 31, 2021, the Fund had no borrowings outstanding under the unsecured line of credit.

With respect to these borrowings, during the year ended December 31, 2021, the average dollar amount of borrowings on the days that the Fund had a loan outstanding was $52,873,855 at an average interest rate of 3.14%. Interest expense of $1,356,398 connection with these borrowings is included on the Consolidated Statement of Operations.

9. Capital Stock Transactions

At December 31, 2021 the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Period Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class I(1)
Shares issued	8,125,433	$223,985,109	3,375,999	$85,539,517
Shares issued on reinvestment	30,948	845,906	—	–

Net increase	8,156,381	$224,831,015	3,375,999	$85,539,517

Class U(2)
Shares issued	12,511,200	$355,123,315	—	$–
Shares issued on reinvestment	54,481	1,565,262	—	–

Net increase	12,565,681	$356,688,577	—	$–

(1)	Class I Shares commenced operations on July 2, 2020.

(2)	Class U Shares were seeded on June 30, 2021. Commencement of operations began on July 1, 2021.

Real Estate Select Trust Inc.	December 31, 2021

10. Risk Considerations

An investment in the Fund, and the Fund’s investments, will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets, among other risks. These risks include, but are not limited to, those described below:

Private Commercial Real Estate Risk — Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations. The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs. The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions. The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Prime Single Tenant Risk — The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in prime single tenant properties may be leased out to single tenants that the Adviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results. As a result, such tenants may in the future be, required to suspend operations at the Fund’s properties for what could be an extended period of time. Further, if such tenants default under their leases, the Fund may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or the Fund may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Fund’s operating results.

Liquidity Risk — The Fund is designed primarily for long-term investors and an investment in the Fund’s common stock should be considered illiquid. The common stock is not currently listed for trading on any securities exchange. There is currently no public market for the common stock and none is expected to develop. Although the Fund may offer to repurchase common stock from stockholders, no assurance can be given that these repurchases will occur as contemplated or at all.

Leverage Risk — The Fund may use leverage in connection with its investments, including through property level leverage at the Fund’s real estate ventures. Leverage may result in greater volatility of the net asset value (“NAV”) of, and distributions on, the common stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of Preferred Stock, if any, are borne entirely by holders of common stock.

Risks Related to the Fund’s REIT Status — The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Real Estate Select Trust Inc.	December 31, 2021

Investment and Market Risk — An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. Investment in common stock represents an indirect investment in the assets owned by the Fund, and the value of these assets will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund will be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers.

Epidemics and Pandemics Risk — Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID. In December 2019, an initial outbreak of COVID was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world. The COVID outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. The World Health Organization has declared the COVID outbreak a pandemic. The ongoing spread of COVID has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The operations of KKR (including those relating to the Fund) have been, and could continue to be, adversely impacted, including through quarantine measures and travel restrictions imposed on KKR personnel or service providers based or temporarily located in affected countries, or any related health issues of such personnel or service providers. Any of the foregoing events could materially and adversely affect the Fund’s ability to source, manage and divest its investments and its ability to fulfill its investment objectives. Similar consequences could arise with respect to other comparable infectious diseases.

Interest Rate Risk — The Fund’s investments will expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could the Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any development or acquisition more costly. Changes in interest rates may also affect certain of the Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.

Illiquid Investment Risk — Many of the Fund’s investments will be illiquid, including the Fund’s private commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

Non-U.S. Investment Risk — The Fund may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia and Europe. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect

Real Estate Select Trust Inc.	December 31, 2021

to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

LIBOR Transition Risk — The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates have been phased out as originally intended, a selection of widely used U.S. dollar LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process, and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

For more information on such risks, refer to the Fund’s prospectus.

11. Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2021, the tax character of distributions paid by the Fund was $26,174,061 of return of capital.

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

Accumulated net operating loss	$(2,268,509)
Net unrealized appreciation (depreciation)	55,933,441
Other book/tax temporary differences	16,163,050

Total Distributable Earnings	$69,827,982

At December 31, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$106,184,756

Gross unrealized appreciation	$746,125
Gross unrealized depreciation	(133,694)

Net realized appreciation	$612,431

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

Real Estate Select Trust Inc.	December 31, 2021

12. Subsequent Event

Tender offer

On December 17, 2021, the Fund commenced a tender offer for up to 5% of its outstanding shares of common stock (including Class I shares of common stock and Class U shares of common stock) subject to the right to purchase additional shares representing up to 2.0% of the Fund’s aggregate NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expired. The tender offer expired on January 19, 2021. On January 20, 2021, the Fund announced the final results of the tender offer. A total of 347,881 Class I Shares were duly tendered and not withdrawn. The purchase price of properly tendered Shares was $29.69 per share of Class I Shares, the net asset value per Share as of the close of the trading session on the New York Stock Exchange on January 19, 2021.

Real Estate Select Trust Inc.	December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of KKR Real Estate Select Trust Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of KKR Real Estate Select Trust Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the year then ended and for the period from July 2, 2020 (commencement of operations) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2021, and the consolidated results of its operations and cash flows for the year then ended, and the consolidated changes in its net assets and financial highlights for the year then ended and for the period from July 2, 2020 (commencement of operations), through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

New York, New York

/s/ Deloitte & Touche LLP

February 28, 2022

We have served as the auditor of one or more KKR Family of Registered Investment Companies since 2013.

Real Estate Select Trust Inc.	December 31, 2021

Adjusted Funds from Operations and Funds Available for Distribution (unaudited)

We believe adjusted funds from operations (“AFFO”) is a meaningful non-GAAP supplemental measure of the operating results of the Fund and its investments excluding the impact of certain non-cash items. The Fund defines AFFO as the increase in net assets applicable to common stockholders from operations (calculated in accordance with GAAP), excluding (i) the change in net unrealized (appreciation) depreciation of investments, (ii) amortization premium (accretion of discount) on real estate securities, (iii) amortization of deferred origination fees on real estate loans, (iv) amortization of deferred financing costs, (v) incentive fees paid in shares of the Fund and (vi) realized (gain) loss on foreign currency transactions and including undistributed income attributable to the Fund’s unconsolidated subsidiaries.

We also believe that funds available for distribution (“FAD”) is an additional meaningful non-GAAP supplemental disclosure that provides useful information for considering our operating results and certain other items relative to the amount of our distributions. FAD is calculated as AFFO excluding realized (gain) loss on commercial mortgage-backed securities.

AFFO and FAD should not be considered to be more relevant or accurate than the GAAP methodology in evaluating our operating performance. In addition, AFFO and FAD should not be considered as alternatives to net investment income (loss) or increase (decrease) in net assets applicable to common stockholders from operations, or as indications of our performance, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, AFFO and FAD are not intended to be used as liquidity measures indicative of cash flow available to fund our cash needs, including our ability to make distributions to our stockholders.

	Prior to Public Offering (January 1, 2021 to June 30, 2021)	Active Public Offering (July 1, 2021 to December 31, 2021)
Increase in Net Assets Applicable to Common Stockholders from operations	$10,899,404	$55,604,929

Adjustments to arrive at AFFO:

Change in net unrealized (appreciation) depreciation of investments	(7,392,842)	(46,426,231)

Amortization of premium (accretion of discount) on real estate securities	—	(2,329)

Amortization of deferred origination fees on real estate loans	—	(39,197)

Amortization of deferred financing costs	—	87,996

Non-cash incentive fees	191,878	1,652,189

Realized (gain) loss on foreign currency transactions	—	173,934

Undistributed income attributable to non-consolidated joint ventures	209,766	1,649,567

AFFO attributable to common stockholders	3,908,206	12,700,858

Adjustments to arrive at FAD:

Realized (gain) loss on commercial mortgage-backed securities	—	(2,906)

FAD attributable to common stockholders	$3,908,206	$12,697,952

Distributions to Common Stockholders	14,880,961	11,293,100

For the period from January 1, 2021 through June 30, 2021, an affiliate of the Adviser was the Fund’s sole stockholder. As of July 1, 2021, the Fund commenced subscriptions from unaffiliated shareholders.

Real Estate Select Trust Inc.	December 31, 2021

Directors and Officers

Directors and Officers of KKR Real Estate Select Trust Inc.

Name, Age and Address (1)	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Ralph Rosenberg (57)	Chairman and Director	Since July 2020	Global Head of KKR Real Estate (since 2011)	1	KKR Real Estate Finance Trust Inc. (since October 2014)

Billy Butcher (41)	Director, Chief Executive Officer and President	Since July 2020	Chief Operating Officer of KKR Global Real Estate (since 2004)	1	None
Independent Directors
Fran Bermanzohn (64)	Director	Since July 2020	Managing Director and Deputy General Counsel, Goldman Sachs (1992-2018)	1	None

Joan Binstock (67)	Director	Since July 2020	Senior Advisor at Lovell Minnick Partners, LLC (since June 2018); Partner at Lord, Abbett & Co. LLC, including positions as Chief Operating Officer and Chief Financial Officer (from 2000 to April 2017)	1	SimCorp A/S (since March 2018); Brown Brother Harriman US Mutual Funds (since September 2019); Morgan Stanley Direct Lending Fund (since October 2019)

James Kropp (73)	Director	Since July 2020	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC (2009-2020); Chief Financial Officer, Microproperties LLC (2012-2019); Retired as of December 2020	1	American Homes 4 Rent (since November 2012); FS KKR Capital Corp. and its predecessors (since 2011)

Susan Meaney (61)	Director	Since July 2020	Advisor, KSL Capital Partners (since May 2020); Managing Director, Makena Capital Management (2006-2019)	1	None

(1)	Each Director may be contacted by writing to the Director, c/o KKR Registered Advisor LLC, 30 Hudson Yards, New York, NY 10001, Attn: General Counsel.
(2)	The Fund Complex is comprised of the Fund, KKR Credit Opportunities Portfolio and KKR Income Opportunities Fund.

Real Estate Select Trust Inc.	December 31, 2021

Principal Officers who are not Directors

Name, Age and Address(1)	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Whyte (36)	Chief Operating Officer	Since July 2020	Managing Director, KKR Real Estate (since 2010)

Megan Gaul (46)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since July 2020	Director, KKR Finance group (since January 2020); Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer of Willow Tree Credit Partners (November 2017-January 2020); Chief Financial Officer, Treasurer and Secretary of Apollo Commercial Real Estate Finance, Inc. (NYSE: ARI) (April 2013 to June 2016); Apollo Global Management, LLC (2009-2016)

Lew Breckenridge (42)	Chief Compliance Officer	Since July 2020	Managing Director and Chief Compliance Officer of KKR Private Markets (since 2010)

Lori Hoffman (33)	Chief Legal Officer and Secretary	Since July 2020	Principal, KKR Legal Department (since July 2020); Associate, Dechert LLP (2013-2020)

Doug Krupa (43)	Vice President and Co-Head of Investor Relations	Since July 2020	Managing Director, KKR Client and Partner Group (since 2019); Managing Director and Global Head of Product Strategy, Blackstone Inc. (2011-2019)

Daniel Parant (39)	Vice President and Co-Head of Investor Relations	Since July 2020	Managing Director, KKR Client and Partner Group (since 2012)

(1)	Each Officer may be contacted by writing to the Officer, c/o KKR Registered Advisor LLC, 30 Hudson Yards, New York, NY 10001, Attn: General Counsel.

Real Estate Select Trust Inc.	December 31, 2021

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to stockholders will automatically be reinvested in additional shares of common stock (“Shares”) by DST Asset Manager Solutions, Inc. (the “DRIP Administrator”) unless the stockholders elects to receive cash. A stockholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator via email at kkrcrmteam@dstsystems.com, by telephone at (855) 844-8655 or in writing to DST Asset Manager Solutions, Inc. at KKR Real Estate Select Trust, Inc., PO Box 219302, Kansas City, MO 64121-9302. Stockholders whose Shares are held in the name of a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. All distributions to stockholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, are paid by wire or check mailed directly to the record holder by or under the direction of the DRIP Administrator when the Fund’s board of directors declares a distribution.

The DRIP Administrator maintains all stockholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant are held by the DRIP Administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes Shares purchased pursuant to the DRIP. The DRIP Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Shares Stock or in cash.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to DST Asset Manager Solutions, Inc.

For direct stockholders, if you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. Stockholders that invest through a financial intermediary should contact their financial intermediary directly.

Real Estate Select Trust Inc.	December 31, 2021

Privacy Notice (Unaudited)

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

Real Estate Select Trust Inc.	December 31, 2021

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Item 2. Code of Ethics.

KKR Real Estate Select Trust Inc. (the “registrant” or the “Fund”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Fund’s code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the registrant (the “Board”) has determined that there is at least one audit committee financial expert serving on the audit committee of the Board (the “Audit Committee”).

(a)(2) Joan Binstock, a member of the Audit Committee, is the “audit committee financial expert” and is considered “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the aggregate fees billed in the fiscal years ended December 31, 2020 and December 31, 2021 for audit services, audit-related services and tax services provided to the Fund by Deloitte & Touche LLP (“Deloitte”), the Fund’s principal accountant. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. “Audit-related services” refer to the assurance and related services by Deloitte that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by Deloitte for tax compliance, tax advice, and tax planning.

	FYE 12/31/2021	FYE 12/31/2020

(a) Audit Fees	$20,000	$190,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	N/A	N/A

(e)(1) The Audit Committee is required to pre-approve, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte for the fiscal years ended December 31, 2020 and December 31, 2021 were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee consists of the following Board members: Joan Binstock, Fran Bermanzohn and Susan Meaney.

(b) Not applicable to the registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A. General

KKR Registered Advisor LLC (the “Adviser”) provides investment advisory services to its client, and invests the assets of these clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B. Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C. Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its

designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D. Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received regarding securities of its clients;

•	a record of each vote the Adviser casts on behalf of Firm clients;

•

records of the Adviser’s client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any client request for information on how the Adviser voted proxies on its behalf; and

•	any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of Kohlberg Kravis Roberts & Co. L.P.’s (together with its affiliates, “KKR”) global network. The Fund will benefit from a deep and seasoned team of over 100 dedicated investment and asset management professionals with a leadership team that has worked together for over eight years. The Adviser believes the Fund will benefit from KKR Real Estate’s (KKR’s dedicated real estate team) existing relationships, sourcing channels, market knowledge and operating expertise. The investment professionals of the Adviser, who have primary responsibility for day-to-day management and oversight of the Fund, are:

Ralph Rosenberg — Mr. Rosenberg joined KKR in 2011 and is the Global Head of KKR’s Real Estate Platform. Mr. Rosenberg sits on KKR Real Estate’s Global Investment Committee. Prior to joining KKR, Mr. Rosenberg was a partner at Eton Park Capital Management and also managed his own firm, R6 Capital Management, which later merged into Eton Park. Previously, he was a partner at Goldman Sachs. He holds an undergraduate degree from Brown University where he was magna cum laude and an M.B.A from the Stanford Graduate School of Business. Mr. Rosenberg is Chairman of the Board of Directors of KKR Real Estate Finance Trust Inc., a Global and U.S Trustee of the Urban Land Institute, a Governor of the Urban Land Institute Foundation, a Board member and Chair of PREA and a Board Member of the PREA Foundation. He also serves as a Trustee of Brown University and is an Honorary Trustee of the Francis W. Parker School in

Chicago, Illinois. He is a former Trustee of the Stanford Graduate School of Business Trust and a former Trustee of the Masters School in Dobbs Ferry, New York.

Billy Butcher — Mr. Butcher joined KKR in 2004 and is the Chief Operating Officer of KKR’s global real estate business. Mr. Butcher serves on KKR’s real estate investment committees and leads the Firm’s investments in real estate corporate platforms globally. Mr. Butcher previously co-led U.S. real estate acquisitions, and before helping to establish the Firm’s dedicated real estate investment business in 2011, he worked in the Firm’s corporate private equity business in the U.S. and Asia. Prior to joining KKR, he was at Goldman, Sachs & Co. He holds an A.B., summa cum laude, from Princeton University, and an M.B.A. from the Stanford University Graduate School of Business, where he was the Henry Ford II Scholar and an Arjay Miller Scholar. Mr. Butcher is actively involved in a number of non-profit organizations and currently serves on the Board of Peer Forward, which is committed to enabling broader college access to U.S. high schoolers through positive peer influence.

Chris Lee — Mr. Lee joined KKR Capital Markets in the Real Estate Group in 2012. He is responsible for KKR’s Real Estate business in the Americas, overseeing both equity and credit investing platforms in the region. Mr. Lee is currently Vice Chairman of the Board of Directors of KKR Real Estate Finance Trust Inc. (NYSE: KREF) where he previously served as Co-Chief Executive Officer and Co-President since October 2015 and March 2016, respectively, through March 2020. He sits on KKR’s Real Estate Equity and Credit Investment Committees in the Americas, KKR’s Real Estate Equity and Credit Portfolio Management Committees in the Americas, KKR’s Inclusion and Diversity Council and chairs KKR’s Real Estate Valuation Committee. Prior to joining KKR, Mr. Lee spent three years at Apollo Global Management on their global real estate team where he focused on real estate acquisitions. He also worked at Goldman Sachs in the merchant banking division’s real estate principal investment area (REPIA) for over five years after spending two years in the investment banking division. Mr. Lee earned his MBA from Harvard Business School and his Bachelor’s degree in Economics from Emory University. He is a former trustee of St. Mark’s School of Texas in Dallas, Texas. Mr. Lee currently serves as a member of the Board of Directors of Sponsors for Educational Opportunity (SEO) in New York, New York, as a member of the Board of Directors of the PREA Foundation in Hartford, Connecticut and as a member of the Dean’s Advisory Council for Emory College of Arts and Sciences in Atlanta, Georgia. He is a member of the CRE Finance Council, Pension Real Estate Association, Real Estate Capital Policy Advisory Committee for the Real Estate Roundtable, Real Estate Executive Council, Manhattan Chapter of YPO and Urban Land Institute where he sits on one of its Urban Development and Mixed-Use Councils.

Justin Pattner — Mr. Pattner joined KKR in 2011 to help form KKR’s Real Estate Platform. He is the Head of Real Estate Equity in the Americas and oversees all aspects of the business, including acquisitions, asset management and fundraising. He sits on KKR’s Real Estate Investment and Portfolio Management Committees across both Equity and Credit products in the Americas. Prior to joining KKR, Mr. Pattner was at Eton Park Capital Management where he focused on real estate and real estate related opportunities. Prior to Eton Park, he worked at Lehman Brothers in the real estate private equity group (LBREP) as well as at Lubert Adler Partners. Mr. Pattner graduated magna cum laude from the University of Pennsylvania where he received a B.A. in Economics. Mr. Pattner is currently a member of the Urban Land Institute.

Roger Morales — Mr. Morales joined KKR in 2011 as part of the founding team that formed KKR’s Real Estate Platform. He serves as Head of Commercial Real Estate Acquisitions Americas and is involved in management, acquisitions, portfolio management and fundraising. He sits on KKR’s Real Estate Equity and Credit Investment Committees and the Equity Portfolio Management Committee in the Americas. Prior to joining KKR, Mr. Morales worked with Eton Park Capital Management and with Vornado Realty Trust where he focused on real estate and real estate related investment opportunities. Before attending business school, he worked with JP Morgan Partners where he focused on middle market corporate private equity, and with Goldman, Sachs & Co.’s leveraged finance group. He received a B.A. from the University of Miami and an M.B.A. from Harvard Business School. Mr. Morales is a member of the Urban Land Institute and is a member of one of its Industrial and Office Park Development Councils. He is also a member of the University of Miami Real Estate Advisory Board.

Matt Salem — Mr. Salem joined KKR in 2015 and is a Partner and Head of Real Estate Credit. He also serves as Chief Executive Officer of KREF. Mr. Salem sits on KKR’s Real Estate Investment Committees. Prior to joining KKR, Mr. Salem was a managing director at Rialto Capital Management. Before joining Rialto in 2012, he was a managing director and head of CMBS trading at Goldman Sachs. Before joining Goldman Sachs in 2006, Mr. Salem held positions at Morgan Stanley and Citigroup Alternative Investments where he invested in mezzanine debt and other high yield CRE credit on behalf of the Travelers Insurance Companies. He began his career in 1996 at Midland Loan Services in Kansas City. Mr. Salem has a B.A. in Economics from Bates College. He has served on the Board of Governors of the Commercial Real Estate Finance Council and as Chair of the B-Piece Buyer Forum.

Guillaume Cassou — Mr. Cassou joined KKR in 2012 and is responsible for the European Real Estate team. Prior to KKR, Mr. Cassou was an executive director at Goldman Sachs real estate principal investment area in London since 2007 focusing on real estate and real estate-related investments across Europe. Previously, Mr. Cassou worked in Goldman Sachs investment banking group from 2001 to 2007, where he was involved in a number of mergers, acquisitions, and capital market transactions. He holds an M.Sc. from Ecole Polytechnique, Paris.

John Pattar — Mr. Pattar joined KKR in 2018 as a Partner and Head of Real Estate Asia. Mr. Pattar sits on KKR’s European Equity Investment Committee. Prior to joining KKR, Mr. Pattar was the CEO of CLSA Real Estate since 2004. At CLSA, Mr. Pattar built a Pan-Asian real estate platform for the firm consisting of a value added fund, Fudo Capital with equity raised of US$2.2 billion and a Core Fund mandate with MEC (Mitsubishi Estates Corporation) managing US$600m gross AUM. He managed the day-to-day operation of Fudo Capital, property funds specifically targeting direct investment in real estate in Asia-Pacific. On behalf of funds and principals of CLSA Capital Partners, Mr. Pattar sourced and completed property deals in Asia of approximately US$5 billion. Mr. Pattar has worked in Asian real estate markets for over 27 years; including South East Asia from 1992-1997, and in Hong Kong since 1998 covering principally North Asia. His extensive real estate experience covers property investment, development, capital transactions and asset management in China, Hong Kong, Japan, Singapore, South Korea, Vietnam, Taiwan, Thailand and Australia. Mr. Pattar holds a Bachelor of Laws degree from King’s College London, University of London (LLB) and is a Fellow of the Royal Institution of Chartered Surveyors (F.R.I.C.S.).

(a)(2) Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2021: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Ralph Rosenberg

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	32	$17.985	18	$17.513

Other Accounts	0	N/A	N/A	N/A

Billy Butcher

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	32	$17.985	18	$17.513

Other Accounts	0	N/A	N/A	N/A

Chris Lee

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	19	$13.141	11	$12.781

Other Accounts	0	N/A	N/A	N/A

Justin Pattner

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	19	$13.141	11	$12.781

Other Accounts	0	N/A	N/A	N/A

Roger Morales

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	19	$13.141	11	$12.781

Other Accounts	0	N/A	N/A	N/A

Matt Salem

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	19	$13.141	11	$12.781

Other Accounts	0	N/A	N/A	N/A

Guillaume Cassou

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	5	$3.039	4	$2.974

Other Accounts	0	N/A	N/A	N/A

John Pattar

	Account(s) Managed	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)

Registered Investment Companies	0	N/A	N/A	N/A

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$1.805	1	$1.758

Other Accounts	0	N/A	N/A	N/A

(a)(2)(iv) Conflicts Of Interest

The Adviser and portfolio managers will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below relating to the Adviser and portfolio managers’ management of other funds and accounts. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

•

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser will have an incentive to favor entities from which it receives higher fees.

•

The Adviser’s allocation policy is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser and its affiliates. The Adviser’s allocation policy provides that once an investment has been approved it will be allocated to the funds or other pools of capital that have investment strategies suitable for such investment opportunity. If an investment opportunity is suitable for more than one fund or pool of capital, each suitable fund or pool of capital will receive a share of the investment based on its desired hold amount. Determinations as to desired hold amounts are based on such factors as: investment objectives and focus, target investment sizes, available capital, the timing of capital inflows and outflows and anticipated capital commitments and subscriptions, liquidity profile, applicable concentration limits and other investment restrictions, mandatory minimum investment rights and other contractual obligations applicable to participating funds and pools of capital, portfolio diversification, tax efficiencies and potential adverse tax consequences, regulatory restrictions applicable to participating funds and pools of capital, policies and restrictions (including internal policies and procedures) applicable to the participating funds and pools of capital, the avoidance of odd-lots or cases where a pro rata or other defined allocation methodology would result in a de minimis allocation to any participating funds and pools of capital, the potential dilutive effect of a new position, the overall risk profile, targeted leverage levels and targeted return of a portfolio, and the potential return available from a debt investment as compared to an equity investment. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio investments and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund. Prior to receipt of co-investment relief, if a negotiated investment opportunity that the Fund cannot participate with affiliated funds in without co-investment relief is appropriate for both the Fund and one or more other funds, investment vehicles and accounts managed by KKR advised by the Adviser or KKR, the investment opportunity will not be shared and the Fund will receive all or none of the investment opportunity, on a basis that fairly and equitably distributes investment opportunities over time taking into consideration whether the Fund, any other fund, investment vehicle and account managed by KKR has a particular focus with respect to such investment opportunity.

•

Additionally, certain investment opportunities that may be appropriate for us may be allocated to other existing or future funds, investment vehicles and accounts managed by KKR and its affiliates. Currently, KKR manages a fund that invests in “core+” real estate in the United States (which are generally substantially stabilized assets generating relatively stable cash flow), with a focus on multifamily, industrial, office in innovation markets, senior housing and student housing in the top fifteen U.S. metropolitan statistical areas (together with future accounts with similar investment strategies, the “Private Core+ Accounts”). KKR believes it is likely that there will be a limited overlap of investment opportunities for us and the Private Core+ Accounts because of our primary investment objective of providing current income. To the extent an investment satisfies the investment objectives, targets and restrictions of us and the Private Core+ Accounts on the same terms, including at the lower leverage targeted by the Private Core+ Accounts, such investment will be allocated in accordance with KKR’s prevailing policies and procedures described above, subject to the requirements of the Investment Company Act and any form of co-investment relief we may obtain. KKR also manages KREF, which invests in loans collateralized by commercial real estate. KKR believes it is also likely that there will be a limited overlap of investment opportunities for the Fund and KREF because the Fund’s focus on private mezzanine and preferred equity debt interests as compared to KREF’s investment focus on transitional whole loans. To the extent an investment satisfies the investment objectives of the Fund and the KREF on the same terms, such investment will be allocated in accordance with KKR’s prevailing policies and procedures described above, subject to the requirements of the Investment Company Act and any form of co-investment relief we may obtain.

•

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

From time to time, to the extent consistent with the Investment Company Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser or its affiliates provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio investments or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio investments. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

•

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

•

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio investments in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio investments and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•	The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

•

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the assets in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with KKR will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, the Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the Investment Company Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Adviser’s determination as to which factors are relevant and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the Investment Company Act or by the governing documents of the Fund. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended December 31, 2021, the portfolio managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**

Ralph Rosenberg	Over $1,000,000

Billy Butcher	Over $1,000,000

Chris Lee	None

Justin Pattner	None

Roger Morales	None

Matt Salem	None

Guillaume Cassou	None

John Pattar	None

**	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)    Not applicable to the registrant.

(a)(2)(2)    Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 9, 2022

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date March 9, 2022

* Print the name and title of each signing officer under his or her signature.